NEITHER THE SECURITIES AND EXCHANGE
COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF
THESE SECURITIES OR PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

MainStay VP Series Fund, Inc. Prospectus                          June 15, 2001

--------------------------------------------------------------------------------
                                                                               -

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 18 PORTFOLIOS
                                                                  Growth
                                                                 Capital Appreciation Portfolio........    page A-5
                                                                 Eagle Asset Management Growth Equity
                                                                   Portfolio...........................    page A-6
                                                                 Growth Equity Portfolio...............    page A-7
                                                                 Indexed Equity Portfolio..............    page A-8
                                                                 International Equity Portfolio........    page A-9
                                                                 Lord Abbett Developing Growth
                                                                   Portfolio...........................    page A-10
                                                                 Mid Cap Core Portfolio................    page A-11
                                                                 Mid Cap Growth Portfolio..............    page A-12
                                                                 Small Cap Growth Portfolio............    page A-13
                                                                  Growth & Income
                                                                 American Century Income & Growth
                                                                   Portfolio...........................    page A-14
                                                                 Convertible Portfolio.................    page A-15
                                                                 Dreyfus Large Company Value
                                                                   Portfolio...........................    page A-16
                                                                 Total Return Portfolio................    page A-18
                                                                 Value Portfolio.......................    page A-19
                                                                  Income
                                                                 Bond Portfolio........................    page A-20
                                                                 Government Portfolio..................    page A-21
                                                                 High Yield Corporate Bond Portfolio...    page A-23
                                                                 Cash Management Portfolio.............    page A-24

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------
                                                                               -

                                                              PAGE
                                                              -----
The Fund And The Separate Accounts..........................    A-3
Investment Objectives, Principal Investment Strategies and
  Principal Risks: An Overview..............................    A-4
     Not insured............................................    A-4
     You could lose money...................................    A-4
     NAV will fluctuate.....................................    A-4
     More information.......................................    A-4
CAPITAL APPRECIATION PORTFOLIO..............................    A-5
EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO..............    A-6
GROWTH EQUITY PORTFOLIO.....................................    A-7
INDEXED EQUITY PORTFOLIO....................................    A-8
INTERNATIONAL EQUITY PORTFOLIO..............................    A-9
LORD ABBETT DEVELOPING GROWTH PORTFOLIO.....................   A-10
MID CAP CORE PORTFOLIO......................................   A-11
MID CAP GROWTH PORTFOLIO....................................   A-12
SMALL CAP GROWTH PORTFOLIO..................................   A-13
AMERICAN CENTURY INCOME & GROWTH PORTFOLIO..................   A-14
CONVERTIBLE PORTFOLIO.......................................   A-15
DREYFUS LARGE COMPANY VALUE PORTFOLIO.......................   A-16
TOTAL RETURN PORTFOLIO......................................   A-18
VALUE PORTFOLIO.............................................   A-19
BOND PORTFOLIO..............................................   A-20
GOVERNMENT PORTFOLIO........................................   A-21
HIGH YIELD CORPORATE BOND PORTFOLIO.........................   A-23
CASH MANAGEMENT PORTFOLIO...................................   A-24
More About Investment Strategies and Risks..................   A-25
     DERIVATIVE SECURITIES..................................   A-25
     FOREIGN SECURITIES.....................................   A-25
     LENDING OF PORTFOLIO SECURITIES........................   A-25
     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES............   A-25
     RISK MANAGEMENT TECHNIQUES.............................   A-25
     SWAP AGREEMENTS........................................   A-26
     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.........   A-26
     RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK
       BONDS")..............................................   A-26
     TEMPORARY DEFENSIVE INVESTMENTS........................   A-26
     PORTFOLIO TURNOVER.....................................   A-26
The Fund and Its Management.................................   A-27
Purchase and Redemption of Shares...........................   A-31
Taxes, Dividends and Distributions..........................   A-31
General Information.........................................   A-32
Financial Highlights........................................   A-33

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------
                                                                               -

This Prospectus describes 18 Portfolios offered by MainStay VP Series Fund, Inc. (the "Fund"). The Portfolios offered by this Prospectus are part of the Fund, which offers 19 different Portfolios. The Portfolio not discussed in this Prospectus is offered by a separate prospectus, which is available upon request. The Fund, a diversified open-end management investment company, is a Maryland corporation organized on June 3, 1983. In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the Policy (which is attached at the front of this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies
                        and Principal Risks: An Overview

This prospectus discusses 18 Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective, but all of the growth Portfolios invest, under normal market conditions, primarily in equity securities and all of the income Portfolios invest, under normal market conditions, primarily in debt or fixed income securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day to day portfolio management of four of the Portfolios and has retained sub-advisers for fourteen of the Portfolios.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through principal stock exchanges, such as the New York Stock Exchange or the American Stock Exchange, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this prospectus invests in particular types of debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this prospectus.

NOT INSURED
An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of Portfolio shares, also known as the net asset value (NAV), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and Portfolio share price.

MORE INFORMATION
The next section of this prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks, performance and expenses of each of the Portfolios offered in this prospectus. Please review it carefully.

                         CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in common stock of companies with investment characteristics such as:

- participation in expanding product or service markets

- increasing unit sales volume

- increasing return on investment

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indexes such as the Standard & Poor's 500 Composite Price Index (S&P 500)

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in any other securities which, in the judgment of MacKay Shields LLC ("MacKay Shields"), the Portfolio's Sub-Adviser, are ready for a rise in price, or expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors such as new management, new products, changes in consumer demand or changes in the economy.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities may carry above-average risk compared to common stock indexes such as the Dow Jones Industrial Average and the S&P 500.
The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION PORTFOLIO        QUARTER/YEAR   RETURN
Highest Return/Best Quarter               4/98       26.65%
Lowest Return/Worst Quarter               4/00      -14.72%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                    SINCE
                           1 YEAR   5 YEARS   INCEPTION 1/29/93
Capital Appreciation
  Portfolio               -10.72%   17.80%         17.33%
S&P 500 Index*             -9.10%   18.33%         17.26%

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.
  [CAPITAL APPRECIATION PORTFOLIO BAR CHART]

94                                                                               -4.38
95                                                                               35.78
96                                                                               18.75
97                                                                               23.49
98                                                                               38.14
99                                                                               25.41
00                                                                              -10.72

                 EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The Eagle Asset Management Growth Equity Portfolio's investment objective is to seek growth through long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of the Portfolio's total assets in U.S. common stocks. A majority of the Eagle Asset Management Growth Equity Portfolio's total assets will be invested in common stock with market capitalization of greater than $5 billion at the time of purchase.

INVESTMENT PROCESS -- The Portfolio invests in common stocks that Eagle Asset Management, Inc., the Portfolio's Sub-Adviser, believes have sufficient long-term growth potential to offer above average long-term capital appreciation. Companies in which the Portfolio invests will normally have at least one of the following characteristics at the time of purchase:

- expected earnings-per-share growth greater than the average of the S&P 500, or

- expected revenue growth greater than the average of the S&P 500, or

- relatively high return on equity.

Those securities that satisfy these quantitative criteria are then subjected to extensive fundamental analysis which focuses primarily on:

- the sustainability of the company's competitive advantage,

- the strength of its management team and, in particular, whether it has suitable experience, a clearly articulated vision and a history of strategic execution, and

- the ability of the company to improve its market share and thereby drive earnings growth

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.
The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


EAGLE ASSET MGMT GROWTH EQUITY        QUARTER/YEAR   RETURN
PORTFOLIO
Highest Return/Best Quarter               4/99       44.97%
Lowest Return/Worst Quarter               4/00      -19.38%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                     SINCE
                                      1 YEAR   INCEPTION 5/1/98
Eagle Asset Mgmt Growth Equity
  Portfolio                           -9.97%        23.44%
S&P 500 Index*                        -9.10%         8.04%

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.
[EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO BAR CHART]

99                                                                               65.50
00                                                                               -9.97

                            GROWTH EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The Growth Equity Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in common stocks of larger capitalization, well managed companies which appear to have better than average potential for capital appreciation.

INVESTMENT PROCESS -- The Portfolio will seek to identify companies which, in the opinion of New York Life Investment Management LLC, the Portfolio's Manager, are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios. The Portfolio is managed with a growth/value orientation which is determined by market conditions. The Manager uses a "top-down" approach which assesses the macroeconomic environment to determine sector weightings.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.
The principal risk of investing in value stocks is that the value stocks in which the Portfolio invests may never reach what the Manager or the Sub-Adviser believes is their full value or that they may even go down in value.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GROWTH EQUITY PORTFOLIO                QUARTER/YEAR  RETURN
Highest Return/Best Quarter                4/99      23.35%
Lowest Return/Worst Quarter                3/98      -9.30%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                               5
                                    1 YEAR   YEARS   10 YEARS
Growth Equity Portfolio             -3.34%   20.20%   18.85%
S&P 500 Index*                      -9.10%   18.33%   17.46%

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.
[Growth Equity Fund Bar Chart]

91                                                                               33.62
92                                                                               12.42
93                                                                               13.71
94                                                                                1.20
95                                                                               29.16
96                                                                               24.50
97                                                                               26.75
98                                                                               26.59
99                                                                               29.96
00                                                                               -3.34

                            INDEXED EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The Indexed Equity Portfolio's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500 Index.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its total assets in stocks in the S&P 500 Index, to the extent feasible, in the same proportion as they are represented in the S&P 500 Index.

INVESTMENT PROCESS -- Unlike other funds, which generally seek to beat market averages, index funds seek to match their respective indices. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis. New York Life Investment Management LLC, the Portfolio's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500 Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500 Index, but such changes should be infrequent.

The correlation between the performance of the Portfolio and the S&P 500 Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index.

The Portfolio's investments also include S&P 500 Index futures which are used to replicate the S&P 500 Index and for cash management purposes.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. If the value of the S&P 500 Index declines, the net asset value of shares of the Portfolio will also decline. The Portfolio's ability to mirror the S&P 500 Index may be affected by, among other things, transactions costs, changes in either the makeup of the S&P 500 Index or number of shares outstanding for the components of the S&P 500 Index, and the timing and amount of contributions to, and redemptions from, the Portfolio by shareholders.

Consistent with its principal investment strategies, the Portfolio's investments include DERIVATIVES such as futures. The Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


INDEXED EQUITY PORTFOLIO                QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 4/98      21.46%
Lowest Return/Worst Quarter                 3/98      -9.97%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                    SINCE
                           1 YEAR   5 YEARS   INCEPTION 1/29/93
Indexed Equity Portfolio   -9.32%   17.99%         16.80%
S&P 500 Index*             -9.10%   18.33%         17.26%

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.
[Indexed Equity Fund Bar Chart]

94                                                                                0.76
95                                                                               36.89
96                                                                               22.42
97                                                                               32.84
98                                                                               28.49
99                                                                               20.70
00                                                                               -9.32

                         INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The International Equity Portfolio's investment objective is to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in a diversified portfolio of equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields LLC, the Portfolio's Sub-Adviser, believes present favorable opportunities.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Sub-Adviser seeks to identify investment opportunities by beginning with country selection. Local currencies are then assessed for upside potential and downside risk. Finally, individual securities are evaluated based on the financial condition and competitiveness of individual companies. In making investments in foreign markets, the Sub-Adviser considers several factors including prospects for currency exchange, interest rates, inflation, relative economic growth and governmental policies.

As part of its investment strategy, the Portfolio may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes or to increase the Portfolio's investment return. In addition, the Portfolio may buy foreign currency options, securities and securities index options, foreign currency options, and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose including to increase the Portfolio's returns.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

Since the Portfolio principally invests in FOREIGN SECURITIES, it will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.
The Portfolio's investments include DERIVATIVES such as options, futures, forwards, and swap agreements. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


INTERNATIONAL EQUITY PORTFOLIO        QUARTER/YEAR  RETURN
Highest Return/Best Quarter               4/99      20.35%
Lowest Return/Worst Quarter               3/98      -13.31%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                    SINCE
                            1 YEAR   5 YEARS   INCEPTION 5/1/95
International Equity
  Portfolio                -18.06%    8.47%         8.71%
Morgan Stanley Capital
  International EAFE
  Index*                   -14.17%    7.13%         7.23%

* The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index -- the EAFE Index -- is an unmanaged, capitalization-weighted index including over 1,000 companies representing over 20 countries listed on the stock markets outside the U.S.
[International Equity Portfolio Bar Chart]

1996                                                                             10.54
1997                                                                              5.17
1998                                                                             23.11
1999                                                                             28.06
2000                                                                            -18.06

                    LORD ABBETT DEVELOPING GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Lord Abbett Developing Growth Portfolio's investment objective is to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

PRINCIPAL INVESTMENT STRATEGIES -- Normally, the Portfolio invests primarily in the common stocks of companies with long-range growth potential, particularly smaller companies considered to be in the developing growth phase. This phase is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. The Portfolio looks for companies in this phase and, under normal circumstances, will invest at least 65% of its total assets in securities of such companies. Developing growth companies are almost always small, often young (in relation to the large companies which make up the Standard & Poor's 500 Stock Index), and their shares are frequently traded over the counter. Having, in the view of Lord, Abbett & Co., the Portfolio's Sub-Adviser, passed the pitfalls of the formative years, these companies may now be in a position to grow rapidly in their market. However, the actual growth of a company cannot be foreseen and it may be difficult to determine in which phase a company is presently situated. In addition, the Portfolio may invest in companies which are in their formative years.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Although small-company stocks offer significant appreciation potential, they generally carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and may lack management depth or experience. This may make them more susceptible to setbacks or economic downturns.

Small-company stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than other stocks. Therefore, small-company stocks often are subject to wider price fluctuations. Many small-company stocks are traded over the counter and are not traded in the volume typical of stocks listed on a national securities exchange.

Opportunities for greater gain often come with greater risk of loss. The stocks of developing growth companies may carry above-average risk compared to common stock indexes such as the S&P 500 Index.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


LORD ABBETT DEVELOPING GROWTH         QUARTER/YEAR  RETURN
PORTFOLIO
Highest Return/Best Quarter               4/98      26.10%
Lowest Return/Worst Quarter               3/98      -22.04%

        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                 SINCE
                                   1 YEAR   INCEPTION 5/1/98
Lord Abbett Developing Growth
  Portfolio                        -19.08%       -0.55%
S&P 500 Index*                     -9.10%        8.04%

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.
[LORD ABBETT DEVELOPING GROWTH PORTFOLIO BAR CHART]

99                                                                               32.19
00                                                                              -19.08

                             MID CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Core Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of the value of its total assets in the common stocks of U.S. companies with market capitalizations similar to the market capitalization of those companies in the Russell MidCap Index. New York Life Investment Management LLC, the Portfolio's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

INVESTMENT PROCESS -- NYLIM uses a quantitative management approach that ranks stocks based on a proprietary model.

The model focuses on value, earnings, and behavioral characteristics in the market. The Manager ranks companies in the mid-cap universe and then generally invests in those companies ranked in the top 50% of the universe. The Manager ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that NYLIM believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top half of the ranking by the proprietary model.

The Russell Mid Cap(R) Index includes the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies.

                                PAST PERFORMANCE

Since the Portfolio commenced operations on July 2, 2001 there are no performance figures reflecting the Portfolio's performance.

                            MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in U.S. common stocks and securities related to U.S. common stocks of companies with market capitalizations similar to the market capitalization of companies in the Standard & Poor's MidCap 400 Index at the time of the Portfolio's investment. To that end, the Portfolio generally invests in securities of companies with market capitalizations between $2.5 billion and $12 billion. The Portfolio seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are considered "growth stocks." MacKay Shields LLC, the Portfolio's Sub-Adviser, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.

The S&P MidCap 400 Index consists of 400 domestic common stocks chosen for market size, liquidity, and industry group representation.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. As a result, the Portfolio may invest in any securities that, in the judgment of the Sub-Adviser, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Sub-Adviser may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group, or if, in general, the Sub-Adviser does not believe that the security will help the Portfolio meet its objective.

PRINCIPAL RISKS -- Investment in common stocks and other securities related to common stocks is particularly subject to the risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indexes such as the Dow Jones Industrial Average and the S&P 500 Composite Stock Price Index ("S&P 500 Index"). The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. In addition, the Portfolio normally invests in companies in highly competitive industries and sectors. Competition and advances in technology make these companies highly volatile investments.

The Portfolio intends to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Portfolio may invest in companies that incur the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

                                PAST PERFORMANCE

Since the Portfolio commenced operations on July 2, 2001 there are no performance figures reflecting the Portfolio's performance.

                           SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Small Cap Growth Portfolio's investment objective is to seek long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in common stocks, preferred stocks, warrants and other equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2000 Index, a widely used benchmark for small cap stock performance. To that end, the Portfolio generally invests in securities of companies with market capitalizations between $50 million and $2.5 billion. MacKay Shields LLC, the Portfolio's Sub-Adviser, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies.

INVESTMENT PROCESS -- The Sub-Adviser looks for securities of companies with the following characteristics: above average revenue and earnings per share growth, participation in growing markets, and potential for positive earnings surprises and strong management, ideally with high insider ownership.

The Portfolio also invests in the securities of companies that are deemed by the Sub-Adviser to be attractive due to special factors, such as new management, new products, changes in consumer demand and changes in the economy.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The Portfolio investments may include securities that are made available in initial public offerings (IPOs). IPO securities may be volatile, and the Portfolio cannot predict whether future investments in IPOs will be successful. As the Portfolio grows in size, the effect of IPO investments on the Portfolio may decrease.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

                                PAST PERFORMANCE

Since the Portfolio commenced operations on July 2, 2001 there are no performance figures reflecting the Portfolio's performance.

                   AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The American Century Income & Growth Portfolio's investment objective is to seek dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).

INVESTMENT PROCESS -- American Century Investment Management, Inc., the Portfolio's Sub-Adviser, uses quantitative management strategies in pursuit of the Portfolio's investment objective.

Quantitative management combines two investment approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically by using a computer model to combine measures of a stock's value and measures of its growth potential. Examples of valuation measures include stock price to book value and stock price to cash flow ratios while examples of growth measures include the rate of growth of a company's earnings and changes in analysts' earnings estimates.

The second step is to use a technique referred to as portfolio optimization. Using a computer, the Sub-Adviser constructs a portfolio (i.e., company names and shares held in each) which seeks the optimal tradeoff between the risk of the portfolio relative to a benchmark (i.e., the S&P 500) and the expected return of the portfolio as measured by the stock ranking model. With respect to the Portfolio, the portfolio optimization includes targeting a dividend yield that exceeds that of the S&P 500.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Although current income is an objective for the Portfolio, if the stocks that makeup the S&P 500 do not have a high dividend yield, then the Portfolio's dividend yield will not be high.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


AMERICAN CENTURY INCOME & GROWTH       QUARTER/YEAR   RETURN
 PORTFOLIO
Highest Return/Best Quarter                4/98       21.99%
Lowest Return/Worst Quarter                3/98      -11.36%


          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                     SINCE
                                      1 YEAR   INCEPTION 5/1/98
American Century Income & Growth
  Portfolio                          -10.73%         5.38%
S&P 500 Index*                        -9.10%         8.04%

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.
[American Century Income & Growth Portfolio Bar Chart]

99                                                                               17.59
00                                                                              -10.73

                             CONVERTIBLE PORTFOLIO

INVESTMENT OBJECTIVE -- The Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in such "convertible securities" as bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's, or, if unrated, that are judged to be of comparable quality by MacKay Shields LLC, the Portfolio's Sub-Adviser.

The balance of the Portfolio may be invested in non-convertible debt or equity securities or U.S. Government securities or may be invested or held in cash or cash equivalents.

INVESTMENT PROCESS -- In selecting convertible securities for purchase or sale, the Sub-Adviser takes into account a variety of investment considerations, including credit risk, projected equity return and the premium for the convertible security relative to the underlying common stock.

RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.
Principal investments include high yield debt securities (sometimes called "junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of this increased risk of loss. These securities can be also subject to greater price volatility.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CONVERTIBLE PORTFOLIO                  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                4/99       18.33%
Lowest Return/Worst Quarter                3/98      -11.30%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                     SINCE
                                      1 YEAR   INCEPTION 10/1/96
Convertible Portfolio                 -5.02%        13.12%
First Boston Convertible
  Securities Index*                   -6.16%        12.83%

* The First Boston Convertible Securities Index generally includes over 250 convertible bonds and preferred stocks rated B- or above -- convertible bonds must have original par value of at least $50 million and preferred stocks must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or above by S&P and have an original par value of at least $100 million.
Convertible Portfolio Bar Chart

97                                                                               15.43
98                                                                                4.49
99                                                                               41.98
00                                                                               -5.02

                     DREYFUS LARGE COMPANY VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Dreyfus Large Company Value Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in equity securities of large capitalization domestic and foreign issuers which are characterized as "value" companies. Value companies are those The Dreyfus Corporation, the Portfolio's Sub-Adviser, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. The Portfolio's economic sector weightings generally approximate those of the Russell 1000 Value Index.

INVESTMENT PROCESS -- In choosing stocks, the Sub-Adviser uses proprietary computer models to identify stocks that appear favorably priced and that may benefit from the current market and economic conditions. The Sub-Adviser then reviews these stocks for factors that could signal a rise in price, such as: new products or markets; opportunities for greater market share; more effective management; or positive changes in corporate structure or market perception.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the Sub-Adviser's expectations.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that the value stocks in which the Portfolio invests may never reach what the Sub-Adviser believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).
In searching for attractive large company value stocks, the Portfolio may invest a portion of its assets in FOREIGN SECURITIES, which will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio, at times, may invest in derivative securities, such as options and futures, and in foreign currencies. It may also sell short, which involves selling a security it does not own in anticipation of a decline in the market price of the security. When employed, these practices are used primarily to hedge the Portfolio's investments, but may be used to increase returns; however, such practices may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


DREYFUS LARGE COMPANY VALUE PORTFOLIO  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                4/98       17.33%
Lowest Return/Worst Quarter                3/99      -10.53%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                    SINCE
                                     1 YEAR   INCEPTION 5/1/98
Dreyfus Large Company Value
  Portfolio                          6.59%          6.04%
Russell 1000(R) Value Index*         7.01%          6.46%

* Russell 1000(R) Value Index measures the values of the stocks in the Russell 1000(R) Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with lower price-to-book ratios and lower forecasted growth values.
[Dreyfus Large Copany Value Portfolio Bar Chart]

99                                                                               6.73
00                                                                               6.59

                             TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE -- The Total Return Portfolio's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests a minimum of 30% of its net assets in equity securities and a minimum of 30% of its net assets in debt securities. A majority of the Portfolio's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising indexes such as the S&P 500 at the time of purchase. The Portfolio will also invest in stocks and other equity securities which it believes to be undervalued.

It is contemplated that the Portfolio's long-term debt investments will consist primarily of securities which are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by MacKay Shields LLC, the Portfolio's Sub-Adviser. Principal debt investments include U.S. government securities, mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private investors. The values of asset-backed securities are based on underlying pools of other receivables. As part of the Portfolio's principal strategies, the Sub-Adviser may use mortgage dollar roll transactions. In a mortgage dollar roll transaction, the Portfolio sells a mortgage-backed security to another party and agrees to buy a similar security from the same party at a set price at a later date.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, by industry and by type.

PRINCIPAL RISKS -- Since the Portfolio may allocate its assets among equity and debt securities, it therefore has some exposure to the risks of both stocks and bonds. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Consistent with its principal investment strategies, the Portfolio's investments include DERIVATIVES such as mortgaged related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.
The principal risk of MORTGAGE DOLLAR ROLLS is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


TOTAL RETURN PORTFOLIO                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter                4/98       16.87%
Lowest Return/Worst Quarter                4/00       -8.32%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                      SINCE
                             1 YEAR   5 YEARS   INCEPTION 1/29/93
Total Return Portfolio       -4.36%   13.44%         13.15%
S&P 500 Index*               -9.10%   18.33%         17.26%

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.
  [Total Return Portfolio Bar Chart]

94                                                                               -3.99
95                                                                               28.33
96                                                                               12.08
97                                                                               17.79
98                                                                               27.13
99                                                                               17.02
00                                                                               -4.36

                                VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in common stocks that MacKay Shields LLC, the Portfolio's Sub-Adviser, believes were "undervalued" (selling below their value) when purchased; typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and are listed on a national securities exchange or are traded in the over-the-counter market.

INVESTMENT PROCESS -- Usually, stocks deemed by the Portfolio's Sub-Adviser to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Sub-Adviser considers many factors and will compare the market price to the company's "book" value; estimated value of the company's assets (liquidating value); cash flow; and to a lesser extent will also look at trends and forecasts such as growth rates and future earnings.

The Portfolio is not designed or managed primarily to produce current income.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that they may never reach what the Manager or the Sub-Adviser believe is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


VALUE PORTFOLIO                         QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/99      13.72%
Lowest Return/Worst Quarter                 3/98      -14.07%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                     5            SINCE
                          1 YEAR   YEARS    INCEPTION 5/1/95
Value Portfolio           12.89%   12.26%        13.79%
S&P 500 Index*            -9.10%   18.33%        20.11%

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.
[Value Portfolio Bar Chart]

96                                                                               23.22
97                                                                               22.89
98                                                                               -4.14
99                                                                                8.80
00                                                                               12.89

                                 BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 75% of its total assets in debt securities which have a rating within the four highest grades as determined by either S&P or Moody's, in obligations (whether or not rated) of the United States Government and its agencies and instrumentalities or temporarily in money market instruments (including repurchase agreements) and cash.

New York Life Investment Management LLC is the Portfolio's Manager.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturity. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO                           QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  2/95       6.37%
Lowest Return/Worst Quarter                  1/94      -2.97%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                      1 YEAR   5 YEARS   10 YEARS
Bond Portfolio                        9.82%    5.71%     7.78%
Merrill Lynch Corporate and
  Government Master Index*            11.95%   6.30%     8.03%

* The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. Government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions.
[Bond Portfolio Bar Chart]

91                                                                               16.27
92                                                                                8.26
93                                                                               11.40
94                                                                               -3.39
95                                                                               18.31
96                                                                                2.05
97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82

                              GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in U.S. government securities. It may invest up to 35% of its total assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private investors. The values of asset-backed securities are based on underlying pools of other receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Sub-Adviser, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), as well as Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters and inverse floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. As part of the Portfolio's principal strategies, the Sub-Adviser may use a variety of investment practices such as mortgage-dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturity. Investments in the Portfolio are NOT GUARANTEED, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include DERIVATIVES such as floaters and inverse floaters and mortgaged related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of MORTGAGE DOLLAR ROLL TRANSACTIONS is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of WHEN-ISSUED SECURITIES is that the security will be worth less when it is issued than the price the Portfolio agreed to pay when it made the commitment. The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

         GOVERNMENT PORTFOLIO           QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/95      5.52%
Lowest Return/Worst Quarter                 1/96      -2.46%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                     SINCE
                            1 YEAR   5 YEARS   INCEPTION 1/29/93
Government Portfolio        12.22%   6.12%          6.35%
Lehman Brothers Government
  Bond Index*               13.24%   6.49%          6.91%

* The Lehman Brothers Government Bond Index includes obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government.
[Government Portfolio Bar Chart]

94                                                                               -1.84
95                                                                               16.72
96                                                                                2.28
97                                                                                9.48
98                                                                                9.00
99                                                                               -1.74
00                                                                               12.22

                      HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in corporate debt securities including all types of high yield debt securities, domestic and foreign corporate debt securities that are ordinarily rated in the lower rating categories of Moody's (Baa and below) and S&P (BBB and below) or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Sub-Adviser, to be of comparable quality.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Sub-Adviser seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero coupon bonds and U.S. government securities. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 25% of its total assets in equity securities.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturity. The Portfolio principally invests in HIGH YIELD DEBT SECURITIES (sometimes called "junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The securities in these categories pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.
Since the Portfolio invests in FOREIGN SECURITIES, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

 HIGH YIELD CORPORATE BOND PORTFOLIO    QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 1/99      6.45%
Lowest Return/Worst Quarter                 4/00      -7.85%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                     SINCE
                             1 YEAR   5 YEARS   INCEPTION 5/1/95
High Yield Corporate Bond
  Portfolio                  -5.87%    7.63%         8.51%
First Boston High Yield
  Index*                     -4.87%    4.58%         5.73%

* The First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's.
[High Yield Corporate Bond Portfolio Bar Chart]

96                                                                               17.16
97                                                                               13.03
98                                                                                2.66
99                                                                               12.84
00                                                                               -5.87

                           CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Sub-Adviser. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations such as CDs and bankers' acceptances; commercial paper which is short-term; unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks such as negotiable CDs, also known as Eurodollars. These securities may be variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private investors. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters are debt securities with a floating rate of interest that is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 of the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is NOT INSURED OR GUARANTEED by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.
Since the Portfolio invests in dollar-denominated FOREIGN SECURITIES, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.

The Portfolio's principal investments include DERIVATIVES such as variable rate instruments, floaters and mortgage-related and asset-backed securities. If the Sub-Adviser is wrong about its creditworthiness assessments, expectations of changes in interest rates or market conditions, as a result of an investment or its use of derivatives the Portfolio could suffer a loss.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

      CASH MANAGEMENT PORTFOLIO         QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 3/00      1.56%
Lowest Return/Worst Quarter                 1/94      0.70%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                     SINCE
                            1 YEAR   5 YEARS   INCEPTION 1/29/93
Cash Management Portfolio    6.06%    5.26%          4.81%
Lipper Money Market Funds
  Index*                     5.94%    5.18%          4.75%



* The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days.
[Cash Management Portfolio Bar Chart]

94                                                                               3.82
95                                                                               5.59
96                                                                               4.95
97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------
                                                                               -

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the prospectus. The information below further describes other investment practices and risks pertinent to one or more of the Portfolios.

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indexes. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or Sub-Adviser is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities. With respect to mortgage-backed and asset-backed securities, if interest rates fall, the underlying mortgages and debt may be paid off, reducing the value of a Portfolio's investments.

FOREIGN SECURITIES

Foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. A Portfolio may, however, engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be lent to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Portfolio's Manager or Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

MORTGAGE-BACKED AND
ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Sub-Adviser's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indexes.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging". If a Portfolio's Manager or Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

SWAP AGREEMENTS

Certain of the Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Sub-Adviser correctly predicts movements in interest rates, indexes and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements the other party could go bankrupt and a Portfolio could lose the value of the security it should have received in the swap. See "Tax Status" in the SAI for information regarding the tax considerations relating to swap agreements.

WHEN-ISSUED SECURITIES AND
FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures for when-issued securities will be followed.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

Debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Sub-Adviser are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse conditions, for temporary defensive purposes, each Portfolio may invest outside the scope of its principal investment focus. During such times, a Portfolio may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, each Portfolio may invest without limit in money market and other investments and as described in the next section of the prospectus. In addition, under such conditions, the International Equity Portfolio may invest without limit in equity securities of U.S. issuers and bonds and the High Yield Corporate Bond Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and in U.S. government securities.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. The portfolio turnover for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio).

                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

The Board of Directors supervises the business affairs and investments of each Portfolio, which are managed on a daily basis by each Portfolio's Manager or Sub-Adviser.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), NYLIM Center, 169 Lackawanna Ave., Parsippany, N.J. 07054, is the Manager to each Portfolio. NYLIM was formed as an independently managed wholly-owned subsidiary of New York Life Insurance Company in April, 2000. As of December 31, 2000, NYLIM and its affiliates managed over $116 billion in assets.

NYLIM is subject to the supervision of the Directors and, in conformity with the stated policies of each Portfolio, continuously manages the portfolio of each Portfolio that it advises, including the purchase, retention and disposition of securities and other supervision of its assets, and maintains certain records relating thereto. These advisory services are provided pursuant to a Management Agreement with regard to the Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios and an Investment Advisory Agreement with regard to the remaining Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Sub-Advisers, and if so, monitors the Sub-Advisers' investment programs and results, and coordinates the investment activities of the Sub-Advisers to help ensure compliance with regulatory restrictions. The Sub-Advisers, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Sub-Adviser. The Sub-Advisory Agreements can be terminated by NYLIM or by the Directors in which case they would no longer manage the Portfolio. NYLIM manages directly three Portfolios and retains Sub-Advisers for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Portfolios excluding those maintained by the Portfolios' Custodian, except those as to which NYLIM has supervisory functions, and other than those being maintained by the Manager or the Sub-Advisers. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that aren't the responsibility of the Portfolios, including the fees paid to the Sub-Adviser. These administrative services are provided to the Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios pursuant to the Management Agreement referenced above. These services are provided to the other Portfolios pursuant to a separate Administration Agreement.

The Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios commenced operation on July 2, 2001. For the calendar year 2001, the Fund, on behalf of these following Portfolios, will pay NYLIM an aggregate fee for investment advisory and administrative services performed as a percentage of the average daily net assets of that Portfolio as follows:

                                              ANNUAL RATE
                                              -----------
Mid Cap Core Portfolio......................    0.85%
Mid Cap Growth Portfolio....................    0.75%
Small Cap Growth Portfolio..................    1.00%

The 15 remaining Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2000, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                              ANNUAL RATE
                                              -----------
Capital Appreciation Portfolio(1)...........    0.36%
Cash Management Portfolio(1)................    0.25%
Convertible Portfolio(1)....................    0.36%
Government Portfolio(1).....................    0.30%
High Yield Corporate Bond Portfolio(1)......    0.30%
Indexed Equity Portfolio(2).................    0.10%
International Equity Portfolio(1)...........    0.60%
Total Return Portfolio(1)...................    0.32%
Value Portfolio(1)..........................    0.36%
American Century Income & Growth
  Portfolio(3)..............................    0.50%
Bond Portfolio(2)...........................    0.25%
Dreyfus Large Company Value Portfolio(3)....    0.60%
Eagle Asset Management Growth Equity
  Portfolio(3)..............................    0.50%
Growth Equity Portfolio(2)..................    0.25%
Lord Abbett Developing Growth
  Portfolio(3)..............................    0.60%

The Fund, on behalf of each of the above 15 Portfolios, pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.
---------------
(1) For the fiscal year ended December 31, 2000, MacKay Shields LLC, an affiliate of NYLIM, acted as the Manager to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios. NYLIM replaced MacKay Shields LLC as the Manager to these Portfolios on February 13, 2001.
(2) For the fiscal year ended December 31, 2000, Madison Square Advisors LLC, an affiliate of NYLIM, acted as the Manager to the Bond and Growth Equity Portfolios and Monitor Capital Advisors LLC, an affiliate of NYLIM, acted as the Adviser to the Indexed Equity Portfolio. NYLIM replaced Madison Square Advisors LLC and Monitor Capital Advisors LLC as the Manager to their respective Portfolios on January 2, 2001.
(3) For the fiscal year ended December 31, 2000, New York Life Insurance Company acted as the Manager to the American Century Income & Growth, Dreyfus Large Company Value, Eagle Asset Management Growth Equity and Lord Abbett Developing Growth Portfolios. NYLIM replaced New York Life Insurance Company as the Manager to these Portfolios on February 13, 2001.

The payment of the investment management and the administration fees, as well as other operating expenses, will affect the Indexed Equity Portfolio's ability to track the S&P 500 exactly.

Where NYLIM has retained a Sub-Adviser, the Sub-Adviser, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Sub-Adviser is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

SUB-ADVISERS. Each Sub-Adviser is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Sub-Advisers to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Sub-Adviser's skill in managing assets using specific investment styles and strategies.

Each Sub-Adviser has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. For these services, the Sub-Advisers are paid a monthly fee by NYLIM, not the Portfolios (see the SAI for a breakdown of fees.) Although the Sub-Advisers are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC, 9 West 57th Street, New York, NY 10019, is the Sub-Adviser to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Core, Mid Cap Growth, Small Cap Growth, Total Return and Value Portfolios. The firm was incorporated in 1969 as an independent advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life Insurance Company ("New York Life"). MacKay Shields became a Delaware limited liability company in 1999. As of December 31, 2000, MacKay Shields managed over $32 billion in assets.

American Century Investment Management, Inc., whose principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Sub-Adviser to the American Century Income & Growth Portfolio.

The Dreyfus Corporation, whose principal place of business is 200 Park Avenue, New York, New York 10166, serves as Sub-Adviser to the Dreyfus Large Company Value Portfolio. The Dreyfus Corporation is an indirect wholly-owned subsidiary of Mellon Bank Corporation, which provides a comprehensive range of financial products and services.

Eagle Asset Management, Inc., whose principal place of business is St. Petersburg, Florida, serves as Sub-Adviser to the Eagle Asset Management Growth Equity Portfolio. Eagle Asset Management is a wholly-owned subsidiary of Raymond James Financial, Inc., which together with its subsidiaries, provides a wide range of financial services to retail and institutional clients.

Lord, Abbett & Co., whose principal place of business is 90 Hudson Street, Jersey City, New Jersey 07032-3973, serves as Sub-Adviser to the Lord Abbett Developing Growth Portfolio.

     PORTFOLIO MANAGERS -- BIOGRAPHIES

PORTFOLIO MANAGERS:

BOND PORTFOLIO -- Albert R. Corapi, Jr. and Donald F. Serek

CAPITAL APPRECIATION PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

CASH MANAGEMENT PORTFOLIO -- Claude Athaide

CONVERTIBLE PORTFOLIO -- Edward Silverstein, Edmund C. Spelman and Thomas Wynn

GOVERNMENT PORTFOLIO -- Gary Goodenough and Joseph Portera

GROWTH EQUITY PORTFOLIO -- James Agostisi and Patricia S. Rossi

HIGH YIELD CORPORATE BOND PORTFOLIO -- Donald E. Morgan

INDEXED EQUITY PORTFOLIO -- Jefferson C. Boyce and Stephen Killian

INTERNATIONAL EQUITY PORTFOLIO -- Noal C. Goldfarb and Joseph Portera

MID CAP CORE PORTFOLIO -- Harvey Fram and Stephen B. Killian

MID CAP GROWTH PORTFOLIO -- Edmund C. Spelman and Rudolph C. Carryl

SMALL CAP GROWTH PORTFOLIO -- Edmund C. Spelman and Rudolph C. Carryl

TOTAL RETURN PORTFOLIO -- Rudolph C. Carryl, Gary Goodenough, Christopher Harms and Edmund C. Spelman

VALUE PORTFOLIO -- Richard Rosen

AMERICAN CENTURY INCOME & GROWTH PORTFOLIO -- Kurt Borgwardt and John
Schniedwind

DREYFUS LARGE COMPANY VALUE PORTFOLIO -- Timothy M. Ghriskey

EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO -- Ashi Parikh

LORD ABBETT DEVELOPING GROWTH PORTFOLIO -- Stephen J. McGruder

BIOGRAPHIES:

JAMES AGOSTISI -- Mr. Agostisi has managed the Growth Equity Portfolio since 1994. He has been a Director of NYLIM since April 2000. He was a Director -- Portfolio Manager of Madison Square Advisors from 1998 to 2001. He has 15 years of investment experience at New York Life and has been working in the equity market since 1989.

CLAUDE ATHAIDE, PH.D, CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and became an Associate in 1999. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over 5 years of investment experience. Mr. Athaide became a Chartered Financial Analyst in 2000.

KURT BORGWARDT -- Mr. Borgwardt has managed the American Century Income & Growth Portfolio since its inception. He joined American Century in 1990 and has served as the Director of Quantitative Equity Research since then.

JEFFERSON C. BOYCE -- Mr. Boyce has managed the Indexed Equity Portfolio since March 1999. Mr. Boyce has been an employee of NYLIM since March 2000 and was the Chairman and Chief Executive Officer of Monitor Capital Advisors LLC from 1997 to 2001. Prior to that he was Senior Vice President of Monitor Capital from 1992 to 1997. Mr. Boyce is a Senior Vice President of New York Life and serves as an officer and/or director of various other subsidiaries and affiliated entities of New York Life.

RUDOLPH C. CARRYL -- Mr. Carryl has managed the Capital Appreciation, Mid Cap Core, Mid Cap Growth and Total Return Portfolios since inception. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 23 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

ALBERT R. CORAPI, JR. -- Mr. Corapi has managed the Bond Portfolio since 1990. Mr. Corapi has been a Director of NYLIM since April 2000. He was a Director-Portfolio Manager of Madison Square Advisors from 1998 to 2001. He joined the Investment Department of New York Life in 1985 and has been in the fixed income market since 1982.

HARVEY FRAM -- Mr. Fram has managed the Mid Cap Core Portfolio since inception. He joined NYLIM in March 2000. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC from 1979 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his CFA designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

TIMOTHY M. GHRISKEY -- Mr. Ghriskey is the Portfolio Manager of the Dreyfus Large Company Value Portfolio and has been with Dreyfus since July 1995. From 1988 to June 1995 Mr. Ghriskey was Vice President and Associate Managing Partner of Loomis, Sayles & Company.

NOAL C. GOLDFARB -- Mr. Goldfarb has managed the International Equity Portfolio since 1999. Mr. Goldfarb is an Associate at MacKay Shields. Mr. Goldfarb joined MacKay Shields in 1994 as a Global Portfolio Administrator and became a research analyst in 1998. Before joining MacKay Shields, he spent two years with Credit Suisse Asset Management as a Global Portfolio Administrator. Mr. Goldfarb has 13 years of investment experience.

GARY GOODENOUGH -- Mr. Goodenough became a manager of the Government Portfolio and the Total Return Portfolio in July 2000. Mr. Goodenough joined MacKay Shields as Managing Director and Co-head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers.

CHRISTOPHER HARMS -- Mr. Harms has managed the Total Return Portfolio since July 2000 and the Government Portfolio from April 1999 until July 2000. Mr. Harms joined MacKay Shields as a Director in 1991 with more than 10 years prior investment management and research experience. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.

STEPHEN B. KILLIAN -- Mr. Killian has managed the Indexed Equity Portfolio since February 1999 and the Mid Cap Core Portfolio since inception. Mr. Killian has been a Managing Director of NYLIM since March 2000. In this role, he has portfolio management responsibility for international equity funds, active quantitative equity portfolios and development of quantitative strategies. He was a Portfolio Manager with Monitor Capital Advisors LLC from 1997 to 2001. Mr. Killian was a Partner and Senior Portfolio Manager at RhumbLine Advisers from 1992 to 1997.

STEPHEN J. MCGRUDER -- Mr. McGruder has managed the Lord Abbett Developing Growth Portfolio since its inception and has been a portfolio manager at Lord Abbett since May 1995. He previously served as Vice President of Wafra Investor Advisory Group from October 1988. Mr. McGruder has been in the investment business since 1969.

DONALD E. MORGAN -- Mr. Morgan has managed the High Yield Corporate Bond Portfolio since 1999. Mr. Morgan is a Managing Director and head of the High Yield Division at MacKay Shields. He joined MacKay Shields in 1997 as an Associate Director, and was promoted to Director in 1999 and to Managing Director in 2000. Prior to joining MacKay Shields, he was a High Yield Analyst with Fidelity Management & Research. Prior thereto, he was an Engineer at QuesTech Inc. Mr. Morgan became a Chartered Financial Analyst in 1998, and has 8 years experience in investment management and research.

ASHI PARIKH -- Mr. Parikh has managed the Eagle Asset Management Growth Equity Portfolio since April 1999. He is Managing Director and Portfolio Manager for the large capitalization Growth Equity Program at Eagle. Mr. Parikh joined Eagle in 1999 from Banc One Investment Advisors, Inc., where he was Managing Director of their Growth Equity Team. He joined Banc One Corporation in 1992 and Banc One Investment Advisors in 1994.

JOSEPH PORTERA -- Mr. Portera has managed the International Equity Portfolio since 1998 and the Government Portfolio since July 2000. Mr. Portera is a Managing Director of MacKay Shields specializing in international bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

RICHARD ROSEN -- Mr. Rosen has managed the Value Portfolio since January 1999. Mr. Rosen is a Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

PATRICIA S. ROSSI -- Ms. Rossi has managed the Growth Equity Portfolio since 1995. She has been a Managing Director of NYLIM since April 2000. She was a Director-Portfolio Manager of Madison Square Advisors from 1998 to 2001. She joined New York Life in 1995 as Head of Public Equities. Ms. Rossi has over 20 years of investment management and research experience. Prior to joining New York Life, Ms. Rossi was a portfolio manager for the United Church of Christ -- Pension Boards.

JOHN SCHNIEDWIND -- Mr. Schniedwind has managed the American Century Income & Growth Portfolio since its inception. He is Senior Vice President and Group Head -- Quantitative Equity, at American Century, which he joined in 1982.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

EDWARD SILVERSTEIN -- Mr. Silverstein has managed the Convertible Portfolio since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000. Prior to joining MacKay Shields, Mr. Silverstein was a portfolio manager at The Bank of New York from 1995 to 1998.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Convertible Portfolio since September 1999 and has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Spelman is a Senior Managing Director at MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1983 to 1990.

THOMAS WYNN -- Mr. Wynn has managed the Convertible Portfolio since 1997. Mr. Wynn is a director at MacKay Shields. He joined MacKay Shields in 1995 as a research analyst. He was previously a portfolio manager at Fiduciary Trust for nine years and has over 14 years experience in investment management and research.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

The Fund determines the net asset value per share of each Portfolio on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) for each Portfolio for purchases and redemptions of shares of each Portfolio by dividing the current market value (amortized cost in the case of the Cash Management Portfolio) of total Portfolio assets, less liabilities, by the total number of shares outstanding of that Portfolio. If current market values are not available, investments will be valued by another method that the Board of Directors believes accurately reflects fair value. Changes in the value of the Portfolios' securities that occur after the close of regular trading will not be reflected in the calculation of NAV unless the Manager or Sub-Adviser determines that a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made.

Certain Portfolios invest in securities that are primarily listed on foreign securities exchanges that trade on weekdays or other days when the Fund does not price shares. As a result, the net asset value of those Portfolios' shares may change on days when shareholders will not be able to purchase or redeem their shares.

In some cases, the Policies may be sold to policy owners who independently utilize the services of a third party advisor offering asset allocation and/or market timing services. NYLIAC may honor transfer and withdrawal instructions from such asset allocation and market timing services if it has received authorization to do so from the policy owner participating in the service.

We do not endorse, approve or recommend such services in any way and you should be aware that fees paid for such services are separate from and in addition to fees paid under the Policies.

Because the amounts associated with some of these transactions may be unusually large, they may disrupt the management of a Portfolio. Accordingly, the Portfolios reserve the right to not accept transfer instructions which are submitted by any person, asset allocation and/or market timing services on behalf of Policy owners. We will exercise this right only in accordance with uniform procedures that we may establish from time to time and that will not unfairly discriminate against similarly situated policy owners.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

Each Portfolio intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed. Federal tax laws impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet specified distribution requirements. Each Portfolio intends to comply with such distribution requirements and therefore does not expect to incur the four percent nondeductible excise tax.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

For the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Core, Mid Cap Growth, Small Cap Growth, Total Return, Value, American Century Income & Growth, Dreyfus Large Company Value, Eagle Asset Management Growth Equity, Lord Abbett Developing Growth, and Indexed Equity Portfolios, The Bank of New York, 100 Church Street, New York, New York 10286 is the custodian of the Portfolios' assets. For the Bond and Growth Equity Portfolios, The Chase Manhattan Bank, N.A. (formerly Chemical Bank), 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Portfolios' assets.

     PERFORMANCE AND YIELD INFORMATION

From time to time, the Fund may advertise yields and total returns for the Portfolios. In addition, the Fund may advertise the effective yield of the Cash Management Portfolio. These figures will be based on historical information and are not intended to indicate future performance. Information on the calculation of performance data is included in the SAI.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                                               -

The following financial highlights table is intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's Statement of Additional Information, which is available upon request. Since the Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios commenced operations on July 2, 2001, there are no financial highlights tables for those Portfolios

                                                  CAPITAL APPRECIATION PORTFOLIO
                               --------------------------------------------------------------------
                                                 FOR THE YEAR ENDED DECEMBER 31,
                               --------------------------------------------------------------------
                                  2000         1999              1998        1997            1996
                               ----------   ----------        ----------   --------        --------
NET ASSET VALUE AT BEGINNING
 OF PERIOD...................  $    36.98   $    30.61        $    22.39   $  18.39        $  15.49
                               ----------   ----------        ----------   --------        --------
Net investment income
 (loss)......................       (0.05)(c)      (0.02)(c)        0.03       0.00(a)         0.01
Net realized and unrealized
 gain (loss) on
 investments.................       (3.73)        7.79              8.51       4.31            2.90
                               ----------   ----------        ----------   --------        --------
Total from investment
 operations..................       (3.78)        7.77              8.54       4.31            2.91
                               ----------   ----------        ----------   --------        --------
Less dividends and
 distributions:
 From net investment income..          --           --             (0.03)     (0.00)(a)       (0.01)
 From net realized gain on
   investments...............       (2.39)       (1.40)            (0.29)     (0.31)             --
                               ----------   ----------        ----------   --------        --------
Total dividends and
 distributions...............       (2.39)       (1.40)            (0.32)     (0.31)          (0.01)
                               ----------   ----------        ----------   --------        --------
NET ASSET VALUE AT END
 OF PERIOD...................  $    30.81   $    36.98        $    30.61   $  22.39        $  18.39
                               ==========   ==========        ==========   ========        ========
Total investment return#.....      (10.72%)      25.41%            38.14%     23.49%          18.75%
RATIOS (TO AVERAGE NET
 ASSETS)/ SUPPLEMENTAL DATA:
 Net investment income
   (loss)....................       (0.15%)      (0.05%)            0.11%      0.00%(b)        0.09%
 Net expenses................        0.63%        0.62%             0.64%      0.65%           0.73%
 Expenses (before
   reimbursement)............        0.63%        0.62%             0.64%      0.65%           0.75%
Portfolio turnover rate......          33%          37%               27%        34%             16%
Net assets at end of period
 (in 000's)..................  $1,813,776   $1,848,514        $1,236,864   $763,079        $503,622

                                            CASH MANAGEMENT PORTFOLIO
                               ----------------------------------------------------
                                         FOR THE YEAR ENDED DECEMBER 31,
                               ----------------------------------------------------
                                 2000       1999       1998       1997       1996
                               --------   --------   --------   --------   --------
NET ASSET VALUE AT BEGINNING
 OF PERIOD...................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                               --------   --------   --------   --------   --------
Net investment income
 (loss)......................      0.06       0.05       0.05       0.05       0.05
Net realized and unrealized
 gain (loss) on
 investments.................        --         --         --         --         --
                               --------   --------   --------   --------   --------
Total from investment
 operations..................      0.06       0.05       0.05       0.05       0.05
                               --------   --------   --------   --------   --------
Less dividends and
 distributions:
 From net investment income..     (0.06)     (0.05)     (0.05)     (0.05)     (0.05)
 From net realized gain on
   investments...............        --      (0.00)(a)    (0.00)(a)       --       --
                               --------   --------   --------   --------   --------
Total dividends and
 distributions...............     (0.06)     (0.05)     (0.05)     (0.05)     (0.05)
                               --------   --------   --------   --------   --------
NET ASSET VALUE AT END
 OF PERIOD...................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                               ========   ========   ========   ========   ========
Total investment return#.....      6.06%      4.84%      5.18%      5.25%      4.95%
RATIOS (TO AVERAGE NET
 ASSETS)/ SUPPLEMENTAL DATA:
 Net investment income
   (loss)....................      5.87%      4.79%      5.05%      5.13%      4.92%
 Net expenses................      0.52%      0.51%      0.54%      0.54%      0.62%
 Expenses (before
   reimbursement)............      0.52%      0.51%      0.54%      0.54%      0.64%
Portfolio turnover rate......        --         --         --         --         --
Net assets at end of period
 (in 000's)..................  $305,915   $454,470   $231,552   $140,782   $118,347

                                             CONVERTIBLE PORTFOLIO
                               --------------------------------------------------
                                  FOR THE YEAR ENDED DECEMBER 31,        OCT 1,
                               --------------------------------------   1996** TO
                                 2000      1999      1998      1997     DEC. 31,
                               --------   -------   -------   -------   ---------
NET ASSET VALUE AT BEGINNING
 OF PERIOD...................  $  12.68   $ 10.33   $ 10.76   $ 10.27    $ 10.00
                               --------   -------   -------   -------    -------
Net investment income
 (loss)......................      0.42      0.49      0.51      0.44       0.10
Net realized and unrealized
 gain (loss) on
 investments.................     (1.00)     3.81     (0.02)     1.12       0.29
                               --------   -------   -------   -------    -------
Total from investment
 operations..................     (0.58)     4.30      0.49      1.56       0.39
                               --------   -------   -------   -------    -------
Less dividends and
 distributions:
 From net investment income..     (0.42)    (0.49)    (0.52)    (0.44)     (0.10)
 From net realized gain on
   investments...............     (0.97)    (1.46)    (0.40)    (0.63)     (0.02)
                               --------   -------   -------   -------    -------
Total dividends and
 distributions...............     (1.39)    (1.95)    (0.92)    (1.07)     (0.12)
                               --------   -------   -------   -------    -------
NET ASSET VALUE AT END
 OF PERIOD...................  $  10.71   $ 12.68   $ 10.33   $ 10.76    $ 10.27
                               ========   =======   =======   =======    =======
Total investment return#.....     (5.02%)   41.98%     4.49%    15.43%      3.89%
RATIOS (TO AVERAGE NET
 ASSETS)/ SUPPLEMENTAL DATA:
 Net investment income
   (loss)....................      4.25%     4.52%     5.19%     5.13%      5.14%*
 Net expenses................      0.66%     0.71%     0.72%     0.73%      0.73%*
 Expenses (before
   reimbursement)............      0.66%     0.71%     0.72%     0.78%      1.46%*
Portfolio turnover rate......       183%      264%      209%      217%        15%
Net assets at end of period
 (in 000's)..................  $168,085   $94,834   $57,711   $39,768    $15,464

------------
 *  Annualized.
 ** Commencement of operations.
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown. Total return is not annualized.
(a)  Less than one cent per share.
(b)  Less than one-hundredth of a percent.
(c)  Per share data based on average shares outstanding during the period.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                                               -

                                           GOVERNMENT PORTFOLIO
                            --------------------------------------------------
                                     FOR THE YEAR ENDED DECEMBER 31,
                            --------------------------------------------------
                              2000       1999       1998      1997      1996
                            --------   --------   --------   -------   -------
NET ASSET VALUE AT
  BEGINNING OF PERIOD....   $   9.56   $  10.27   $   9.83   $  9.59   $ 10.01
                            --------   --------   --------   -------   -------
Net investment income....       0.62       0.53       0.45      0.67      0.65
Net realized and
  unrealized gain (loss)
  on investments.........       0.55      (0.71)      0.44      0.24     (0.42)
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions...........         --         --         --        --        --
                            --------   --------   --------   -------   -------
Total from investment
  operations.............       1.17      (0.18)      0.89      0.91      0.23
                            --------   --------   --------   -------   -------
Less dividends and
  distributions:
  From net investment
    income...............      (0.62)     (0.53)     (0.45)    (0.67)    (0.65)
  From net realized gain
    on investments.......         --         --         --        --        --
  From net realized gain
    on investments and
    foreign currency
    transactions.........         --         --         --        --        --
  In excess of net
    investment income....         --         --         --        --        --
  In excess of net
    realized gain on
    investments..........         --         --         --        --        --
                            --------   --------   --------   -------   -------
Total dividends and
  distributions..........      (0.62)     (0.53)     (0.45)    (0.67)    (0.65)
                            --------   --------   --------   -------   -------
NET ASSET VALUE AT END OF
  PERIOD.................   $  10.11   $   9.56   $  10.27   $  9.83   $  9.59
                            ========   ========   ========   =======   =======
Total investment
  return#................      12.22%     (1.74%)     9.00%     9.48%     2.28%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL
  DATA:
  Net investment
    income...............       6.29%      5.47%      5.50%     6.71%     6.66%
  Net expenses...........       0.60%      0.59%      0.63%     0.63%     0.67%
  Expenses (before
    reimbursement).......       0.60%      0.59%      0.63%     0.63%     0.71%
Portfolio turnover
  rate...................        311%       328%       405%      345%      304%
Net assets at end of
  period (in 000's)......   $130,390   $171,055   $119,021   $73,755   $73,123

                                        HIGH YIELD CORPORATE BOND PORTFOLIO
                           --------------------------------------------------------------
                                          FOR THE YEAR ENDED DECEMBER 31,
                           --------------------------------------------------------------
                             2000            1999       1998            1997       1996
                           --------        --------   --------        --------   --------
NET ASSET VALUE AT
  BEGINNING OF PERIOD....  $  10.69        $  10.92   $  11.73        $  11.61   $  10.55
                           --------        --------   --------        --------   --------
Net investment income....      1.32            1.31       1.08            0.85       0.59
Net realized and
  unrealized gain (loss)
  on investments.........     (1.96)           0.07      (0.76)           0.65       1.22
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions...........      0.02            0.01      (0.00)(a)          --         --
                           --------        --------   --------        --------   --------
Total from investment
  operations.............     (0.62)           1.39       0.32            1.50       1.81
                           --------        --------   --------        --------   --------
Less dividends and
  distributions:
  From net investment
    income...............     (1.31)          (1.32)     (1.09)          (0.84)     (0.59)
  From net realized gain
    on investments.......     (0.00)(a)       (0.23)     (0.04)          (0.54)     (0.16)
  From net realized gain
    on investments and
    foreign currency
    transactions.........        --              --         --              --         --
  In excess of net
    investment income....     (0.04)          (0.06)        --              --         --
  In excess of net
    realized gain on
    investments..........        --           (0.01)        --              --         --
                           --------        --------   --------        --------   --------
Total dividends and
  distributions..........     (1.35)          (1.62)     (1.13)          (1.38)     (0.75)
                           --------        --------   --------        --------   --------
NET ASSET VALUE AT END OF
  PERIOD.................  $   8.72        $  10.69   $  10.92        $  11.73   $  11.61
                           ========        ========   ========        ========   ========
Total investment
  return#................     (5.87%)         12.84%      2.66%          13.03%     17.16%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL
  DATA:
  Net investment
    income...............     12.10%          11.33%      9.93%           8.84%      8.59%
  Net expenses...........      0.60%           0.57%      0.58%           0.59%      0.67%
  Expenses (before
    reimbursement).......      0.60%           0.57%      0.58%           0.59%      0.71%
Portfolio turnover
  rate...................        64%             93%       151%            153%       149%
Net assets at end of
  period (in 000's)......  $616,807        $684,956   $569,813        $424,567   $205,001

                                   INTERNATIONAL EQUITY PORTFOLIO
                           -----------------------------------------------
                                   FOR THE YEAR ENDED DECEMBER 31,
                           -----------------------------------------------
                            2000      1999      1998      1997      1996
                           -------   -------   -------   -------   -------
NET ASSET VALUE AT
  BEGINNING OF PERIOD....  $ 15.48   $ 12.40   $ 10.31   $ 10.65   $ 10.20
                           -------   -------   -------   -------   -------
Net investment income....     0.07(b)    0.11     0.23      1.06      0.44
Net realized and
  unrealized gain (loss)
  on investments.........    (2.97)     3.46      2.20      0.27      0.06
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions...........     0.12     (0.12)    (0.05)    (0.78)     0.56
                           -------   -------   -------   -------   -------
Total from investment
  operations.............    (2.78)     3.45      2.38      0.55      1.06
                           -------   -------   -------   -------   -------
Less dividends and
  distributions:
  From net investment
    income...............    (0.09)       --     (0.23)    (0.89)    (0.60)
  From net realized gain
    on investments.......       --        --        --        --        --
  From net realized gain
    on investments and
    foreign currency
    transactions.........    (0.71)    (0.32)       --        --     (0.01)
  In excess of net
    investment income....       --     (0.05)    (0.06)       --        --
  In excess of net
    realized gain on
    investments..........       --        --        --        --        --
                           -------   -------   -------   -------   -------
Total dividends and
  distributions..........    (0.80)    (0.37)    (0.29)    (0.89)    (0.61)
                           -------   -------   -------   -------   -------
NET ASSET VALUE AT END OF
  PERIOD.................  $ 11.90   $ 15.48   $ 12.40   $ 10.31   $ 10.65
                           =======   =======   =======   =======   =======
Total investment
  return#................   (18.06%)   28.06%    23.11%     5.17%    10.54%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL
  DATA:
  Net investment
    income...............     0.53%     0.78%     1.13%     1.25%     1.01%
  Net expenses...........     1.01%     1.07%     0.97%     0.97%     0.97%
  Expenses (before
    reimbursement).......     1.01%     1.07%     1.17%     1.25%     1.51%
Portfolio turnover
  rate...................       28%       37%       57%       61%       16%
Net assets at end of
  period (in 000's)......  $65,429   $72,339   $38,006   $30,272   $34,509

------------
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown. Total return is not annualized.
(a) Less than one cent per share.
(b) Per share data based on average shares outstanding during the period.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                                               -

                                        TOTAL RETURN PORTFOLIO
                         ----------------------------------------------------
                                   FOR THE YEAR ENDED DECEMBER 31,
                         ----------------------------------------------------
                           2000       1999       1998       1997       1996
                         --------   --------   --------   --------   --------
NET ASSET VALUE AT
  BEGINNING OF
  PERIOD...............  $  22.36   $  19.99   $  16.47   $  14.56   $  13.26
                         --------   --------   --------   --------   --------
Net investment
  income...............      0.43       0.39       0.38       0.37       0.30
Net realized and
  unrealized gain
  (loss) on
  investments..........     (1.36)      3.00       4.07       2.21       1.30
                         --------   --------   --------   --------   --------
Total from investment
  operations...........     (0.93)      3.39       4.45       2.58       1.60
                         --------   --------   --------   --------   --------
Less dividends and
  distributions:
  From net investment
    income.............     (0.43)     (0.39)     (0.38)     (0.36)     (0.30)
  From net realized
    gain on
    investments........     (1.79)     (0.63)     (0.55)     (0.31)        --
                         --------   --------   --------   --------   --------
Total dividends and
  distributions........     (2.22)     (1.02)     (0.93)     (0.67)     (0.30)
                         --------   --------   --------   --------   --------
NET ASSET VALUE AT END
  OF PERIOD............  $  19.21   $  22.36   $  19.99   $  16.47   $  14.56
                         ========   ========   ========   ========   ========
Total investment
  return#..............     (4.36%)    17.02%     27.13%     17.79%     12.08%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL
  DATA:
  Net investment
    income.............      2.05%      1.88%      2.20%      2.46%      2.52%
  Net expenses.........      0.59%      0.58%      0.60%      0.60%      0.69%
  Expenses (before
    reimbursement).....      0.59%      0.58%      0.60%      0.60%      0.71%
Portfolio turnover
  rate.................       120%       133%       158%       125%       175%
Net assets at end of
  period (in 000's)....  $805,862   $821,531   $644,361   $446,624   $332,897

                                           VALUE PORTFOLIO
                         ----------------------------------------------------
                                   FOR THE YEAR ENDED DECEMBER 31,
                         ----------------------------------------------------
                           2000       1999       1998       1997       1996
                         --------   --------   --------   --------   --------
NET ASSET VALUE AT
  BEGINNING OF
  PERIOD...............  $  15.00   $  13.96   $  16.09   $  13.90   $  11.58
                         --------   --------   --------   --------   --------
Net investment
  income...............      0.20       0.20       0.24       0.21       0.17
Net realized and
  unrealized gain
  (loss) on
  investments..........      1.73       1.03      (0.90)      2.94       2.52
                         --------   --------   --------   --------   --------
Total from investment
  operations...........      1.93       1.23      (0.66)      3.15       2.69
                         --------   --------   --------   --------   --------
Less dividends and
  distributions:
  From net investment
    income.............     (0.21)     (0.19)     (0.24)     (0.21)     (0.17)
  From net realized
    gain on
    investments........     (0.51)        --      (1.23)     (0.75)     (0.20)
                         --------   --------   --------   --------   --------
Total dividends and
  distributions........     (0.72)     (0.19)     (1.47)     (0.96)     (0.37)
                         --------   --------   --------   --------   --------
NET ASSET VALUE AT END
  OF PERIOD............  $  16.21   $  15.00   $  13.96   $  16.09   $  13.90
                         ========   ========   ========   ========   ========
Total investment
  return#..............     12.89%      8.80%     (4.14%)    22.89%     23.22%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL
  DATA:
  Net investment
    income.............      1.33%      1.30%      1.60%      1.78%      2.10%
  Net expenses.........      0.64%      0.63%      0.65%      0.65%      0.73%
  Expenses (before
    reimbursement).....      0.64%      0.63%      0.65%      0.65%      0.79%
Portfolio turnover
  rate.................        90%        74%        69%        48%        41%
Net assets at end of
  period (in 000's)....  $338,596   $331,473   $319,743   $264,179   $120,415

                                         INDEXED EQUITY PORTFOLIO
                         --------------------------------------------------------
                                     FOR THE YEAR ENDED DECEMBER 31,
                         --------------------------------------------------------
                            2000         1999        1998       1997       1996
                         ----------   ----------   --------   --------   --------
NET ASSET VALUE AT
  BEGINNING OF
  PERIOD...............  $    30.50   $    25.89   $  20.58   $  16.10   $  13.53
                         ----------   ----------   --------   --------   --------
Net investment
  income...............        0.27         0.28       0.26       0.27       0.24
Net realized and
  unrealized gain
  (loss) on
  investments..........       (3.10)        5.06       5.58       4.99       2.79
                         ----------   ----------   --------   --------   --------
Total from investment
  operations...........       (2.83)        5.34       5.84       5.26       3.03
                         ----------   ----------   --------   --------   --------
Less dividends and
  distributions:
  From net investment
    income.............       (0.27)       (0.28)     (0.26)     (0.27)     (0.24)
  From net realized
    gain on
    investments........       (0.52)       (0.45)     (0.27)     (0.51)     (0.22)
                         ----------   ----------   --------   --------   --------
Total dividends and
  distributions........       (0.79)       (0.73)     (0.53)     (0.78)     (0.46)
                         ----------   ----------   --------   --------   --------
NET ASSET VALUE AT END
  OF PERIOD............  $    26.88   $    30.50   $  25.89   $  20.58   $  16.10
                         ==========   ==========   ========   ========   ========
Total investment
  return#..............       (9.32%)      20.70%     28.49%     32.84%     22.42%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL
  DATA:
  Net investment
    income.............        0.94%        1.13%      1.30%      1.75%      2.14%
  Net expenses.........        0.37%        0.36%      0.38%      0.39%      0.47%
  Expenses (before
    reimbursement).....        0.37%        0.36%      0.38%      0.39%      0.50%
Portfolio turnover
  rate.................           6%           3%         4%         5%         3%
Net assets at end of
  period (in 000's)....  $1,527,577   $1,521,085   $946,785   $496,772   $223,945

------------

 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown. Total return is not annualized.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                                               -

                                                         GROWTH EQUITY PORTFOLIO
                                       ------------------------------------------------------------
                                                     FOR THE YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------
                                          2000          1999         1998        1997        1996
                                       ----------    ----------    --------    --------    --------
NET ASSET VALUE AT BEGINNING OF
  YEAR.............................    $    27.78    $    23.62    $  20.31    $  18.63    $  17.22
                                       ----------    ----------    --------    --------    --------
Net investment income..............          0.15          0.16        0.19        0.16        0.18
Net realized and unrealized gain
  (loss) on investments............         (1.06)         6.89        5.21        4.74        4.06
                                       ----------    ----------    --------    --------    --------
Total from investment operations...         (0.91)         7.05        5.40        4.90        4.24
                                       ----------    ----------    --------    --------    --------
Less dividends and distributions:
  From net investment income.......         (0.15)        (0.16)      (0.19)      (0.16)      (0.18)
  From net realized gain on
    investments....................         (2.44)        (2.73)      (1.90)      (3.06)      (2.65)
                                       ----------    ----------    --------    --------    --------
Total dividends and
  distributions....................         (2.59)        (2.89)      (2.09)      (3.22)      (2.83)
                                       ----------    ----------    --------    --------    --------
NET ASSET VALUE AT END OF YEAR.....    $    24.28    $    27.78    $  23.62    $  20.31    $  18.63
                                       ==========    ==========    ========    ========    ========
Total investment return #..........         (3.34%)       29.96%      26.59%      26.75%      24.50%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income............          0.55%         0.63%       0.84%       0.80%       0.98%
  Expenses.........................          0.50%         0.49%       0.51%       0.50%       0.58%
Portfolio turnover rate............            77%           71%         69%        103%        104%
Net assets at end of year (in
  000's)...........................    $1,331,634    $1,312,905    $996,736    $759,054    $564,685

                                                           BOND PORTFOLIO
                                     ----------------------------------------------------------
                                                  FOR THE YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------------
                                       2000          1999        1998        1997        1996
                                     --------      --------    --------    --------    --------
NET ASSET VALUE AT BEGINNING OF
  YEAR.............................  $  12.24      $  13.23    $  13.14    $  12.83    $  13.42
                                     --------      --------    --------    --------    --------
Net investment income..............      0.85          0.78        0.74        0.88        0.87
Net realized and unrealized gain
  (loss) on investments............      0.35         (0.99)       0.46        0.35       (0.59)
                                     --------      --------    --------    --------    --------
Total from investment operations...      1.20         (0.21)       1.20        1.23        0.28
                                     --------      --------    --------    --------    --------
Less dividends and distributions:
  From net investment income.......     (0.85)        (0.78)      (0.74)      (0.88)      (0.87)
  From net realized gain on
    investments....................        --         (0.00)(a)    (0.37)     (0.04)         --
                                     --------      --------    --------    --------    --------
Total dividends and
  distributions....................     (0.85)        (0.78)      (1.11)      (0.92)      (0.87)
                                     --------      --------    --------    --------    --------
NET ASSET VALUE AT END OF YEAR.....  $  12.59      $  12.24    $  13.23    $  13.14    $  12.83
                                     ========      ========    ========    ========    ========
Total investment return #..........      9.82%        (1.53%)      9.12%       9.65%       2.05%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income............      6.37%         5.86%       5.86%       6.42%       6.31%
  Expenses.........................      0.51%         0.50%       0.52%       0.50%       0.58%
Portfolio turnover rate............        58%          161%        206%        187%        103%
Net assets at end of year (in
  000's)...........................  $257,573      $287,361    $277,392    $228,949    $226,375

------------

  # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown. Total return is not annualized.

 (a)  Less than one cent per share.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                                               -

                                                 AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                                       --------------------------------------------------------------
                                       FOR THE YEAR ENDED     FOR THE YEAR ENDED      MAY 1, 1998**
                                        DECEMBER 31, 2000      DECEMBER 31, 1999     TO DEC. 31, 1998
                                       -------------------    -------------------    ----------------
NET ASSET VALUE AT BEGINNING OF
  PERIOD...........................          $ 12.74                $ 10.91              $ 10.00
                                             -------                -------              -------
Net investment income (loss).......             0.07                   0.08                 0.05
Net realized and unrealized gain
  (loss) on investments............            (1.44)                  1.83                 0.91
                                             -------                -------              -------
Total from investment operations...            (1.37)                  1.91                 0.96
                                             -------                -------              -------
Less dividends and distributions:
  From net investment income.......            (0.07)                 (0.08)               (0.05)
  From net realized gain on
    investments....................            (0.02)                    --                   --
                                             -------                -------              -------
Total dividends and
  distributions....................            (0.09)                 (0.08)               (0.05)
                                             -------                -------              -------
NET ASSET VALUE AT END OF PERIOD...          $ 11.28                $ 12.74              $ 10.91
                                             =======                =======              =======
Total investment return#...........           (10.73%)                17.59%                9.60%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income (loss).....             0.66%                  0.89%                1.20%*
  Net expenses.....................             0.90%                  0.85%                0.85%*
  Expenses (before
    reimbursement).................             0.90%                  0.92%                1.30%*
Portfolio turnover rate............               59%                    51%                  34%
Net assets at end of period (in
  000's)...........................          $75,189                $64,142              $30,167

                                                DREYFUS LARGE COMPANY VALUE PORTFOLIO
                                     ------------------------------------------------------------
                                     FOR THE YEAR ENDED    FOR THE YEAR ENDED     MAY 1, 1998**
                                     DECEMBER 31, 2000     DECEMBER 31, 1999     TO DEC. 31, 1998
                                     ------------------    ------------------    ----------------
NET ASSET VALUE AT BEGINNING OF
  PERIOD...........................       $ 10.84               $ 10.23              $ 10.00
                                          -------               -------              -------
Net investment income (loss).......          0.07                  0.08                 0.05
Net realized and unrealized gain
  (loss) on investments............          0.64                  0.61                 0.23
                                          -------               -------              -------
Total from investment operations...          0.71                  0.69                 0.28
                                          -------               -------              -------
Less dividends and distributions:
  From net investment income.......         (0.07)                (0.08)               (0.05)
  From net realized gain on
    investments....................         (0.19)                   --                   --
                                          -------               -------              -------
Total dividends and
  distributions....................         (0.26)                (0.08)               (0.05)
                                          -------               -------              -------
NET ASSET VALUE AT END OF PERIOD...       $ 11.29               $ 10.84              $ 10.23
                                          =======               =======              =======
Total investment return#...........          6.59%                 6.73%                2.83%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income (loss).....          0.78%                 0.90%                1.02%*
  Net expenses.....................          1.01%                 0.95%                0.95%*
  Expenses (before
    reimbursement).................          1.01%                 1.00%                1.39%*
Portfolio turnover rate............           159%                  121%                  98%
Net assets at end of period (in
  000's)...........................       $45,278               $30,608              $18,918

------------
 *  Annualized.
 **  Commencement of operations.
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown. Total return is not annualized.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                                               -

                                              EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO
                                       ------------------------------------------------------------
                                       FOR THE YEAR ENDED    FOR THE YEAR ENDED     MAY 1, 1998**
                                       DECEMBER 31, 2000     DECEMBER 31, 1999     TO DEC. 31, 1998
                                       ------------------    ------------------    ----------------
NET ASSET VALUE AT BEGINNING OF
  PERIOD...........................         $  18.55              $ 11.78              $ 10.00
                                            --------              -------              -------
Net investment income (loss).......            (0.02)(b)            (0.01)(b)             0.01
Net realized and unrealized gain
  (loss) on investments............            (1.69)                7.71                 1.78
                                            --------              -------              -------
Total from investment operations...            (1.71)                7.70                 1.79
                                            --------              -------              -------
Less dividends and distributions:
  From net investment income.......                                 (0.00)(a)            (0.01)
  From net realized gain on
    investments....................            (1.97)               (0.93)
                                            --------              -------              -------
Total dividends and
  distributions....................            (1.97)               (0.93)               (0.01)
                                            --------              -------              -------
NET ASSET VALUE AT END OF PERIOD...         $  14.87              $ 18.55              $ 11.78
                                            ========              =======              =======
Total investment return#...........            (9.97%)              65.50%               17.85%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income (loss).....            (0.19%)              (0.04%)               0.11%*
  Net expenses.....................             0.80%                0.85%                0.85%*
  Expenses (before
    reimbursement).................             0.80%                0.87%                1.28%*
Portfolio turnover rate............              363%                 203%                  31%
Net assets at end of period (in
  000's)...........................         $218,190              $65,089              $18,467

                                               LORD ABBETT DEVELOPING GROWTH PORTFOLIO
                                     ------------------------------------------------------------
                                     FOR THE YEAR ENDED    FOR THE YEAR ENDED     MAY 1, 1998**
                                     DECEMBER 31, 2000     DECEMBER 31, 1999     TO DEC. 31, 1998
                                     ------------------    ------------------    ----------------
NET ASSET VALUE AT BEGINNING OF
  PERIOD...........................       $ 11.94               $  9.21              $ 10.00
                                          -------               -------              -------
Net investment income (loss).......         (0.07)(a)             (0.05)(a)            (0.01)
Net realized and unrealized gain
  (loss) on investments............         (2.19)                 2.81                (0.78)
                                          -------               -------              -------
Total from investment operations...         (2.26)                 2.76                (0.79)
                                          -------               -------              -------
Less dividends and distributions:
  From net investment income.......            --                    --                   --
  From net realized gain on
    investments....................         (0.28)                (0.03)                  --
                                          -------               -------              -------
Total dividends and
  distributions....................         (0.28)                (0.03)                  --
                                          -------               -------              -------
NET ASSET VALUE AT END OF PERIOD...       $  9.40               $ 11.94              $  9.21
                                          =======               =======              =======
Total investment return#...........        (19.08%)               32.19%               (7.90%)
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income (loss).....         (0.68%)               (0.54%)              (0.35%)*
  Net expenses.....................          1.07%                 0.95%                0.95%*
  Expenses (before
    reimbursement).................          1.07%                 1.04%                1.50%*
Portfolio turnover rate............            51%                   59%                  12%
Net assets at end of period (in
  000's)...........................       $36,015               $32,100              $15,867

------------
 *  Annualized.
 **  Commencement of operations.
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown. Total return is not annualized.
 (a)  Per share data based on average shares outstanding during the period.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Portfolios. A current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provides additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to MainStay VP Series Fund, Inc., 51 Madison Avenue, New York, NY, 10010, or call 1-800-598-2019.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). You may visit the SEC's website at http://www.sec.gov or you may send your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009, after paying a duplicating fee, send an electronic request to publicinfo@sec.gov.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUB-ADVISERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

RECYCLE.LOGO
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833